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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☐
Filed by a Party other than the Registrant ☒
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
FOOTSTAR, INC.
(Name of Registrant as Specified In Its Charter)
OUTPOINT OFFSHORE FUND, LTD. OUTPOINT CAPITAL L.P. OUTPOINT GP, LLC OUTPOINT CAPITAL MANAGEMENT LLC JORDAN GRAYSON ZACHARY PRENSKY
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ANNUAL MEETING OF STOCKHOLDERS OF
FOOTSTAR, INC.

PROXY STATEMENT OF
THE OUTPOINT GROUP

To Our Fellow Footstar Stockholders:

        This proxy statement and the enclosed BLUE proxy card are being furnished to stockholders of Footstar, Inc. ("Footstar" or the "Company") in connection with the solicitation of proxies by Outpoint Offshore Fund, Ltd. and its affiliates (the "Outpoint Group", "we", or "us") to be used at the 2008 annual meeting of stockholders of Footstar, including any adjournments or postponements thereof and any meeting held in lieu thereof (the "2008 Annual Meeting"). The 2008 Annual Meeting is scheduled to be held at [            ] at [            ] a.m. (local time) on [                          ], 2008. This proxy statement and the BLUE proxy card are first being furnished to stockholders on or about [                          ], 2008.

        THIS SOLICITATION IS BEING MADE BY THE OUTPOINT GROUP AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY (THE "BOARD").

        We are soliciting your proxy for the 2008 Annual Meeting regarding the following proposals:

  1.
  To elect Jordan Grayson and Zachary Prensky (the "Nominees") to serve as directors of the Company;

  2.
  To adopt a resolution to repeal any changes made by the Board of Directors of Footstar to the Company's Bylaws (the "Bylaws") and not by the Company's stockholders after February 7, 2006 and prior to the 2008 Annual Meeting; and

  3.
  To abstain from voting on the Company's Audit Committee selection of Amper, Politziner & Mattia, P.C. as Independent Registered Public Accounting Firm for 2008.

        The record date for determining stockholders entitled to notice of and to vote at the 2008 Annual Meeting is [            ], 2008 (the "Record Date"). Stockholders of record at the close of business on the Record Date will be entitled to vote at the 2008 Annual Meeting. According to the Company's Form 10K/A, as of March 1, 2008, there were 21,126,647 shares of common stock, $.01 par value per share (the "Common Stock" or "Shares"), outstanding and entitled to vote. Each Share is entitled to one vote at the 2008 Annual Meeting.

        The Outpoint Group beneficially owns, in the aggregate, 591,860 Shares, representing approximately 2.8% of the Common Stock. The value of our collective beneficial ownership in Footstar is approximately $3.5 million.

        We intend to vote our Common Stock FOR the election of our Nominees; FOR the proposal to repeal changes made to the Bylaws by the Board; and to ABSTAIN from voting on the proposal to ratify the selection of Amper, Politziner & Mattia, P.C. None of the proposals is conditioned on stockholder approval of any other matter to be voted on at the 2008 Annual Meeting.

        OUR NOMINEES ARE COMMITTED TO ACTING IN THE BEST INTERESTS OF ALL FOOTSTAR STOCKHOLDERS. WE BELIEVE THAT ELECTING THESE HIGHLY QUALIFIED NOMINEES TO YOUR BOARD AND APPROVING OUR OTHER PROPOSAL WILL HELP ENSURE THAT THE COMPANY WILL FULLY LIQUIDATE AND DISTRIBUTE ALL PROCEEDS TO THE STOCKHOLDERS IN CONNECTION WITH THE WINDING DOWN OF THE BUSINESS. ACCORDINGLY, WE URGE YOU TO VOTE YOUR BLUE PROXY CARD FOR ALL OF OUR NOMINEES AND IN ACCORDANCE WITH OUR RECOMMENDATIONS WITH RESPECT TO THE OTHER PROPOSALS DESCRIBED IN THIS PROXY STATEMENT.

YOUR VOTE IS IMPORTANT—HOW TO VOTE YOUR SHARES

        As explained in the detailed instructions on your BLUE proxy card, there are four easy ways for you to vote. You may:

  1.
  Sign, date and promptly mail the enclosed BLUE proxy card in the enclosed postage-paid envelope. We recommend that you vote on the BLUE proxy card even if you plan to attend the 2008 Annual Meeting;

  2.
  Vote via the Internet by following the easy directions on the BLUE proxy card. Internet voting procedures are designed to authenticate your identity, allow you to vote your Shares and confirm that your instructions have been properly recorded. Your Internet vote authorizes the named proxies to vote your Shares in the same manner as if you had signed and returned a proxy card;

  3.
  Vote by telephone by following the easy directions on the BLUE proxy card. Your telephone vote authorizes the named proxies to vote your Shares in the same manner as if you had signed and returned a proxy card; or

  4.
  Vote in person by attending the 2008 Annual Meeting. Written ballots will be distributed to stockholders who wish to vote in person at the 2008 Annual Meeting. If you hold your Shares through a bank, broker or other nominee, you must obtain a legal proxy from such nominee in order to vote in person at the meeting.

        WE URGE YOU NOT TO SIGN ANY [FTAR COLOR] PROXY CARD SENT TO YOU BY THE COMPANY. IF YOU HAVE ALREADY DONE SO, YOU MAY REVOKE YOUR PREVIOUSLY SIGNED [FTAR COLOR] PROXY BY SIGNING AND RETURNING A LATER-DATED BLUE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE, BY DELIVERING A WRITTEN NOTICE OF REVOCATION TO THE OUTPOINT GROUP OR TO THE SECRETARY OF THE COMPANY, OR BY USING THE BLUE PROXY CARD TO VOTE BY TELEPHONE OR VIA THE INTERNET.

        Although a revocation is effective if delivered to the Company, the OUTPOINT Group requests that either the original or a copy of any revocation be mailed to the OUTPOINT Group c/o INNISFREE M&A INCORPORATED, 501 MADISON AVENUE, NEW YORK, NY 10022, so that the OUTPOINT Group will be aware of all revocations and can more accurately determine if and when the requisite proxies for the election of our Nominees as directors and the other proposals set forth herein have been received. The OUTPOINT Group may contact stockholders who have revoked their proxies.

        HOLDERS OF SHARES AS OF THE RECORD DATE ARE URGED TO SUBMIT A BLUE PROXY CARD EVEN IF YOUR SHARES WERE SOLD AFTER THE RECORD DATE.

        IF YOUR SHARES ARE HELD IN THE NAME OF A BROKERAGE FIRM, BANK OR OTHER NOMINEE ON THE RECORD DATE, ONLY THAT NOMINEE CAN VOTE THOSE SHARES AND ONLY UPON RECEIPT OF YOUR SPECIFIC INSTRUCTIONS. ACCORDINGLY, PLEASE FOLLOW THE DIRECTIONS PROVIDED BY YOUR BROKER, BANK OR OTHER NOMINEE TO SUBMIT YOUR VOTING INSTRUCTIONS AT YOUR FIRST OPPORTUNITY. PLEASE DO SO FOR EACH ACCOUNT YOU MAINTAIN AND CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND INSTRUCT THAT PERSON TO SIGN AND RETURN ON YOUR BEHALF THE BLUE PROXY CARD AS SOON AS POSSIBLE.

        A BLUE proxy card that is returned to the Outpoint Group will be voted as you indicate on it. If you have signed the BLUE proxy card and no marking is made, you will be deemed to have given a direction to vote all of your Shares (i) FOR the election of all of our Nominees; (ii) FOR the approval of Proposal 2; and (iii) to ABSTAIN from voting on Proposal 3.

        We have retained Innisfree M&A Incorporated ("Innisfree") for advisory and consulting services and to assist in communicating with stockholders in connection with the proxy solicitation and to assist in efforts to obtain proxies. Representatives of Innisfree will be pleased to assist you. If you have any questions about executing your BLUE proxy, voting by telephone or via the Internet or if you require assistance, please contact:

Innisfree M&A Incorporated
501 Madison Avenue
New York, NY 10022
Stockholders Call Toll-Free: (888) 750-5834
Banks and Brokers Call Collect: (212) 750-5833

BACKGROUND TO THE SOLICITATION

        The Outpoint Group has become increasingly concerned about the Board's intentions regarding the winding down and liquidation of the Company's business upon the expiration of the Kmart Agreement. Specifically, the Outpoint Group is concerned that as the current business winds down the interests of the current Board may diverge from that of stockholders. We strongly believe the Board needs additional stockholder representation to avoid such a divergence. It is our goal to ensure that a tax-efficient liquidation occurs and that liquidation proceeds are promptly distributed to stockholders, based on a potential dissolution date in early 2009.

        On March 7, 2008, we sent a letter to the Board stating our intention to nominate three directors for election at the 2008 Annual Meeting. Soon after we sought to enter into discussions with the Board to put in place an agreement to ensure liquidation and avoid a proxy contest however, no agreement could be reached. Given this outcome, it is our intention to conduct a proxy solicitation at the 2008 Annual Meeting to elect a slate of directors to the Company's Board. The Company has since announced that it would only be electing two Board seats at the 2008 Annual Meeting, so we consequently changed our number of nominees to two as well.

        We believe that the Company has failed to formulate and communicate a clear strategy for distributing proceeds to the stockholders following dissolution and are concerned that such dissolution may not happen at all. We feel that additional stockholder representation on the Board is imperative to guide the Company towards a prompt, tax-efficient liquidation and to protect against the possibility that the Board may take actions that are not in the best interests of stockholders.

        We believe the distributable value in 2009 is far in excess of the current share price and we seek to ensure that the Company is promptly liquidated and the proceeds distributed to stockholders. We are therefore nominating Messrs. Grayson and Prensky to the Company's Board because we believe their election would add Board representatives whose interests will be more closely aligned with the interests of the stockholders in promptly maximizing stockholder value in the face of liquidation and dissolution.

PROPOSAL 1: ELECTION OF DIRECTORS

        We are soliciting proxies from stockholders to vote FOR the election of the Outpoint Group's representatives, Jordan Grayson and Zachary Prensky, to the Company's Board at the 2008 Annual Meeting. The Footstar Board currently consists of nine members divided into three classes with three directors in each class. Directors have been appointed on a staggered term basis, so that each year the term of office of one class will expire and the terms of office of the other classes will extend for additional periods of one and two years, respectively. According to Footstar's 10-K/A, filed with the Securities and Exchange Commission on April 28, 2008, only the Class II directors will be elected at the 2008 Annual Meeting. Footstar's Second Amended and Restated Certificate of Incorporation (the "Certificate") provides that the number of directors will be reduced automatically over time in the manner set forth therein, unless the Board determines otherwise. Accordingly, the Company announced that the size of Class II will be reduced to two directors at the 2008 Annual Meeting. The Class II directors elected will serve a two-year term expiring at Footstar's 2010 annual meeting of stockholders and until his or her successor is duly elected and qualified. The current Class II directors are Adam W. Finerman, Alan Kelly and Gerald Kelly. In accordance with the Certificate, we believe that the seat currently held by Gerald Kelly is being eliminated. Consequently, we are casting our vote for Messrs. Grayson and Prensky instead of Messrs. Finerman and A. Kelly.

        We recommend that stockholders elect our highly qualified nominees, Jordan Grayson and Zachary Prensky, as directors of the Company at the 2008 Annual Meeting. Each of the Nominees has consented to being named as a nominee and to serving as a director if elected. If elected, each Nominee will serve until the next annual meeting of stockholders and until his successor shall have been duly elected and qualified, or until his earlier death, resignation or removal. If elected, each of the Nominees will be considered an independent director of Footstar under applicable NASDAQ Stock Market rules.

        Neither of the Nominees receives compensation from the Outpoint Group to stand as nominees, nor will they receive any compensation from the Outpoint Group for their services as directors of the Company if elected. If elected, the Nominees will be entitled to such compensation from the Company as is consistent with the Company's then-established practices for services of non-employee directors, which [will be/are] described in the Company's proxy statement for the 2008 annual meeting of stockholders.

STATEMENT OF SUPPORT

        We believe that our Nominees, if elected, will be in the best position to ensure that the will of the Company's stockholders is best protected and served by the Board. We believe our Nominees will work with the rest of the Board to ensure the interests of the stockholders are protected in the face of liquidation and dissolution.

        Our goal is to establish a strong stockholder voice as the Company begins to wind down its business. Specifically, our goal is to seek to ensure that the Company is promptly liquidated and that the proceeds are distributed to the stockholders. If elected, we expect our Nominees to pursue the prompt liquidation of the Company after the expiration of the agreement between the Company and Kmart Corporation ("Kmart"), dated August 24, 2005 (the "Kmart Agreement").

        The Company has stated that it plans to wind down all of its business, Kmart or otherwise, by no later than December 31, 2008, and that such a wind-down will likely include a liquidation of the Company's business, including the proposal of a plan of dissolution to the Company's stockholders. We believe that a stronger stockholder presence on the Board is necessary to ensure that liquidation and proceed distribution are effected promptly following the termination of the Company's operations.

        In an attempt to add a stronger stockholder voice on the Board during the crucial final months of the Company's operations, we have nominated two highly qualified and experienced individuals to serve as directors of the Company. Jordan Grayson is the Managing Member of Outpoint Capital Management, LLC and has been since February 2005. Mr. Grayson has over eight years of financial management experience. Zachary Prensky is the Managing Director and founder of Little Bear Investments LLC and has over ten years of financial management experience. Mr. Prensky's board experience includes previous service on the boards of directors of Register.com, Inc. (formerly listed on the NASDAQ Stock Exchange, acquired in 2005), GoAmerica, Inc. and several private companies in the last ten years.

        The complete backgrounds of our Nominees are set forth below in the section of this proxy statement entitled "Biographical Information of the Nominees."

        Our Nominees would, if elected, work with the incumbent directors and management to ensure a prompt liquidation of the Company, and the distribution of the proceeds therefrom, following the winding down of the Company's business, as well as to achieve the maximum value possible for all stockholders during the liquidation process. Under the Company's Bylaws, a quorum for the transaction of business requires a majority of the directors in office, and Board action requires a majority of the directors present at a meeting at which a quorum is present. Accordingly, our Nominees, if elected, will not be able to take Board action at a meeting of the full Board without the support of at least three other directors. In the event that a meeting is comprised of five directors, or the minimum number of directors required for a quorum under the Bylaws, our Nominees will not be able to take Board action without the support of at least one other director.

        WE BELIEVE THAT OUR NOMINEES ARE BEST SUITED TO PROTECT THE INTERESTS OF ALL STOCKHOLDERS BY ENSURING A PROMPT AND EFFICIENT LIQUIDATION AND

DISTRIBUTION PROCESS. OUR NOMINEES ARE COMMITTED TO ACTING IN THE BEST INTERESTS OF ALL STOCKHOLDERS. ACCORDINGLY, WE URGE YOU TO VOTE YOUR BLUE PROXY CARD FOR JORDAN GRAYSON AND ZACHARY PRENSKY.

        THIS SOLICITATION IS BEING MADE BY THE OUTPOINT GROUP AND NOT ON BEHALF OF THE BOARD OR MANAGEMENT OF THE COMPANY.

Biographical Information of the Nominees

        Background information about our Nominees, including the present principal occupation or employment and material occupations, positions and offices or employment of each Nominee for the past five years, is set forth below. Please see "Information About The Outpoint Group and

Participants" and Annex A for additional information about our Nominees, such as their beneficial ownership as of the date hereof and purchases and sales of Common Stock during the past two years.

Name and Business Address	Age	Principal Occupation For Past Five Years and Directorships
Jordan Grayson c/o Outpoint Capital Management, LLC 237 Park Avenue Suite 900 New York, NY 10017	31
		Mr. Jordan Grayson has been the Managing Member of Outpoint Capital Management, LLC, an investment manager, since February 2005. Prior to that, from September 2002 to February 2005, Mr. Grayson served as a senior investment professional at Alson Capital Partners, a value-oriented investment partnership, where he was responsible for the firm's retail and consumer investments. From June 2001 to September 2002, Mr. Grayson served as an investment professional at Midtown Capital Partners, a value-oriented investment partnership, where he specialized in investments across the retail and consumer industry. From July 1999 to June 2001, Mr. Grayson worked in the investment banking division at Donaldson, Lufkin & Jenrette and Credit Suisse First Boston, where he advised companies on merger and acquisition transactions and public offerings of equity and debt securities.
Zachary Prensky c/o Little Bear Investments LLC 1180 6th Ave., 14th Floor New York, New York 10036	35
Zachary Prensky is the founder and Managing Director of Little Bear Investments LLC. From 2003 to the present, Little Bear Investments has been engaged in providing capital to emerging companies both public and private. Little Bear also provides bridge financing and has been active in acquiring and disposing of distressed assets. From 1998 to 2003, Mr. Prensky was a Managing Director of Investment Banking for Wellfleet Partners, an investment banking firm based in New York City. Until 2001 Mr. Prensky also served as Chief Executive Officer and Chairman of Zackfoot Investments LLC, which he founded in 1997. Mr. Prensky served as Chief Financial Officer of Ram Caterers from October 1995 to May 1997. From July 1993 to October 1995, Mr. Prensky served as President of Zackfoot Software which developed software packages for the footwear industry. Mr. Prensky has sat on the Board of Directors of Register.com, Inc. (formerly listed on NASDAQ, acquired in 2005), and GoAmerica, Inc. (NASDAQ: GOAM), as well as several private companies in the last ten years.

		As further set forth in Annex A, Mr. Prensky owns 6,000 Shares.

        There is no assurance that any of Footstar's nominees or incumbent directors will serve as directors if any of our Nominees are elected to the Board. In the event that one or more of our Nominees is elected and that one or more of the Footstar nominees or incumbent directors declines to serve with such Nominee or Nominees, the Bylaws provide that director vacancies may be filled by the remaining directors then in office.

        WE STRONGLY URGE YOU USE THE BLUE PROXY CARD TO VOTE FOR THE ELECTION OF OUR NOMINEES TODAY.

PROPOSAL 2: REPEAL ANY AMENDMENTS MADE TO THE BYLAWS BY THE BOARD

        Proposal 2 provides for the adoption of a resolution in the following form:

        "RESOLVED, that the Bylaws of the Corporation are hereby amended to repeal any and all amendments thereto adopted by the Board of Directors of the Corporation and not by the stockholders of the Corporation after February 7, 2006 and prior to the due election and qualification of the directors elected at the 2008 Annual Meeting."

STATEMENT OF SUPPORT

        We are presenting to the stockholders this Proposal 2, which will have the effect of repealing any amendments to the Bylaws which the Board may have unilaterally adopted from February 7, 2006 through the date of the 2008 Annual Meeting. We believe such amendments could be intended to impede the Outpoint Group's solicitation, or affect corporate governance at Footstar. We are making this Proposal 2 in order to neutralize the effect of any such amendments.

WE STRONGLY URGE YOU TO USE THE ENCLOSED BLUE PROXY CARD TO VOTE FOR PROPOSAL 2 TODAY.

PROPOSAL 3: RATIFY AUDIT COMMITTEE'S SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Company is soliciting proxies to ratify the Audit Committee's selection of Amper, Politziner & Mattia, P.C. as the Company's Independent Registered Public Accounting Firm for the coming fiscal year. We do not take any opinion with respect to this issue, and as such we will abstain from casting a vote on this proposal.

THE OUTPOINT GROUP'S VOTING RECOMMENDATIONS

        The Outpoint Group is soliciting proxies to vote for Proposals 1 and 2 (i) TO ELECT Jordan Grayson and Zachary Prensky to the Board of Directors of the Company; (ii) TO REPEAL amendments made to the Bylaws by the Board since February 7, 2006; and TO ABSTAIN from voting on Proposal 3 on the Audit Committee's selection of an Independent Registered Public Accounting Firm for fiscal year 2008. There is no assurance that any of Footstar's nominees or incumbent directors will serve as directors if any of our Nominees are elected to the Board.

        Other than the proposals described in this proxy statement, the Outpoint Group is not aware of any proposals to be brought before the 2008 Annual Meeting. However, should other proposals be brought before the 2008 Annual Meeting, the persons named as proxies in the enclosed proxy card will vote on such matters in their discretion.

        YOU ARE URGED TO VOTE TO ELECT EACH OF THE OUTPOINT GROUP'S NOMINEES; TO VOTE TO REPEAL AMENDMENTS MADE TO THE BYLAWS SINCE FEBRUARY 7, 2006; AND TO ABSTAIN FROM VOTING ON THE SELECTION OF AN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON THE ENCLOSED BLUE

PROXY CARD. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF FOOTSTAR SHARES YOU OWN. PLEASE ACT TODAY.

INFORMATION ABOUT THE OUTPOINT GROUP AND PARTICIPANTS

        This proxy solicitation is being conducted by the Outpoint Group and its affiliates, each of which is described below. The Outpoint Group possesses voting control of approximately 2.8% of the outstanding Common Stock of Footstar. Each of the Outpoint Group and the Nominees are participants in this proxy solicitation and are sometimes referred to as "Participants" in this section.

Outpoint

        Outpoint Capital LP, a Delaware limited partnership ("Onshore"), is a private investment fund that is primarily engaged in the business of investing in securities and other investment opportunities. Onshore invests substantially all of its assets directly in Outpoint Offshore Fund, Ltd. ("Offshore"), a master trading vehicle that is primarily engaged in the business of investing in securities and other investment opportunities. Outpoint GP, LLC, a Delaware limited liability company ("Outpoint GP"), is primarily engaged in the business of serving as the general partner of the Onshore. Outpoint Capital Management LLC, a Delaware limited liability company ("Outpoint Capital Management"), is the discretionary investment manager of both Offshore and Onshore. Jordan Grayson, a citizen of the United States, owns and controls Outpoint GP and Outpoint Capital Management, and therefore may be deemed to share the voting and dispositive power with Outpoint Capital Management over the securities beneficially owned by Offshore and Onshore. Each of Outpoint Capital Management, Outpoint GP and Mr. Grayson disclaims beneficial ownership of such Shares for all other purposes.

        The address of each of Onshore, Outpoint GP and Outpoint Capital Management is 237 Park Avenue, Suite 900, New York, NY 10017. The address of Offshore is Queensgate House, South Church Street, George Town, Grand Cayman, Cayman Islands, B.W.I.

Nominees

        Please see "Proposal 1: Election of Directors" for additional information about the Nominees.

Beneficial Ownership of Common Stock

        The following table shows the Outpoint Group's and the Nominees' beneficial ownership of Common Stock as of [May 1, 2008]. Except as described below, each of the parties in the table directly owns and has sole voting power and sole dispositive power with regard to the number of Common Stock beneficially owned. Please see Annex A for additional information about the Outpoint Group's and the Nominees' purchases and sales of Common Stock during the past two years.

Entity	Number of Shares Beneficially Owned	Percent of Outstanding Common Shares(1)
Outpoint Capital L.P.	(2)
Outpoint GP, LLC	(2)
Outpoint Capital Management LLC	(2)
Outpoint Offshore Fund, Ltd.	591,860	2.8%
Jordan Grayson	(2)
Zachary Prensky	6,000
Total	597,860	2.8%

(1)
Calculated on the basis of 21,126,647 Common Stock outstanding as of March 1, 2008.

(2)
Shared beneficial ownership over Shares held directly by Offshore.

        The Participants, including the Nominees, may be deemed to have formed a "group" within the meaning of Section 13(d)(3) of the Securities Act of 1934. The Nominees may be deemed a part of the aforementioned group by virtue of this proxy solicitation, their agreement to be Nominees and their ownership of Shares (as applicable). Collectively, the parties listed in the table above may be deemed to have beneficial ownership over a combined 2.8% of the Shares. However, the Outpoint Group expressly disclaims beneficial ownership of the Shares beneficially owned by the Nominees (as applicable), and the applicable Nominee expressly disclaims beneficial ownership of the Shares beneficially owned by the Outpoint Group. Nothing contained herein shall be deemed to be an admission by any of such parties that it is the beneficial owner of any Shares of Common Stock beneficially owned by any of the other parties, except as otherwise disclosed herein.

Nominee Agreements

        Messr. Prensky has entered into a nominee agreement pursuant to which Offshore has agreed to pay the costs of soliciting proxies in connection with the 2008 Annual Meeting, and to defend and indemnify Prensky against, and with respect to, any losses that may be incurred by him in the event he becomes a party to litigation based on his nomination as a candidate for election to the board of directors of the Company and the solicitation of proxies in support of his election. Prensky does not receive any compensation under the nominee agreements and neither Nominee will receive any compensation from the Outpoint Group or its affiliates for his services as director of the Company if elected. If elected, the Nominees will be entitled to such compensation from the Company as is consistent with the Company's then-established practices for services of non-employee directors.

Interests of the Participants

        Each Participant has an interest in the election of directors and with respect to the additional proposals at the 2008 Annual Meeting as applicable: (i) indirectly through the beneficial ownership of Common Stock and other securities; and/or; (ii) pursuant to the nominee agreement, if applicable.

        Other than as disclosed in this proxy statement, there are no arrangements or understandings between the Outpoint Group and any Nominee or any other person or persons with respect to the nomination of the Nominees or of the Outpoint Group's additional proposal.

        Other than as disclosed in this proxy statement, neither the Outpoint Group, any of the other Participants, nor any of their respective affiliates, associates or immediate family members, directly or indirectly:

  •
  is, nor was within the past year, party to any contract, arrangement or understanding with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies;

  •
  has had any relationship with the Company in any capacity other than as a stockholder that would require disclosure herein;

  •
  has any agreement, arrangement or understanding with respect to any future employment by the Company or its affiliates;

  •
  has any agreement, arrangement or understanding with respect to future transactions to which the Company or any of its affiliates will or may be a party; or has any material interest, direct or indirect, in any transaction that has occurred since December 31, 2006 or any currently proposed transaction, or series of similar transactions, to which the Company or any of its affiliates was or is to be a party and in which the amount involved exceeds $120,000; or

  •
  is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries in any material legal proceeding.

PRINCIPAL STOCKHOLDERS

        Information regarding these matters is contained in the Company's proxy statement (pp.             , incorporated by reference herein).

VOTING AND PROXY PROCEDURES

Stockholders of Record

        The enclosed BLUE proxy card may be executed only by holders of record of Shares on the Record Date. If you are a stockholder of record on the Record Date, you will retain your voting rights at the 2008 Annual Meeting even if you sell your Shares after the Record Date. Accordingly, it is important that you vote the Shares held by you on the Record Date, or grant a proxy to vote your Shares on the BLUE proxy card, even if you sell your Shares after the Record Date. You may also vote by telephone or Internet as described in your BLUE proxy card. The Shares represented by each BLUE proxy card that is properly executed and returned will be voted at the 2008 Annual Meeting in accordance with the instructions marked thereon. If you have signed the BLUE proxy card and no marking is made, you will be deemed to have given a direction to vote all of the Shares represented by the BLUE proxy card (i) FOR the election of our Nominees; (ii) FOR the approval of Proposal 2 and; (iii) to ABSTAIN from voting on Proposal 3, each as set forth in this proxy statement.

Beneficial Owners

        If you hold your Shares in the name of one or more brokerage firms, banks or nominees, only they can vote your Shares and only upon receipt of your specific instructions. Accordingly, please follow the directions provided by your broker, bank or other nominee to submit your voting instructions promptly. You may also contact the person responsible for your account and give instructions for a BLUE voting instruction form representing your Shares to be signed and returned. Should you so provide instructions to your broker or bank, we urge you to confirm in writing your instructions to the person responsible for your account.

        In addition, this proxy statement is being used to solicit voting instructions from participants in the Company's employee benefits plans with respect to Shares that such participants own but which are held by the trustees of the Company's benefit plans for the benefit of such participants.

REVOCATION OF PROXIES

        Any stockholder of record may revoke or change his or her proxy instructions at any time prior to the vote at the 2008 Annual Meeting by:

  •
  submitting a properly executed, subsequently dated BLUE proxy card that will revoke all prior proxy cards or voting instruction forms, including any [FTAR COLOR] proxy cards;

  •
  submitting a subsequently dated vote by telephone or via the Internet by following the easy directions on the BLUE proxy card;

  •
  attending the 2008 Annual Meeting and revoking his or her proxy by voting in person (although attendance at the 2008 Annual Meeting will not in and of itself constitute revocation of a proxy); or

  •
  delivering written notice of revocation either to the Outpoint Group c/o Innisfree, 501 Madison Avenue, New York, NY 10022, or the Corporate Secretary of Footstar at 933 MacArthur Blvd., Mahwah, NJ 07430, or any other address provided by the Company.

        Please note that if your shares are held in "street name" by a bank, broker or nominee, you must follow the instructions provided by such bank, broker or nominee to vote or revoke your earlier vote.

        Although a revocation is effective if delivered to the Company with respect to stockholders of record, the Outpoint Group requests that either the original or a copy of any revocation be mailed to the Outpoint Group c/o Innisfree, 501 Madison Avenue, New York, NY 10022, so that the Outpoint Group will be aware of all revocations and can more accurately determine if and when the requisite proxies for the election of our Nominees as directors and with respect to the other Proposals set forth herein have been received. The Outpoint Group may contact stockholders who have revoked their proxies.

YOUR VOTE IS IMPORTANT—PLEASE VOTE TODAY

        IF YOU PREVIOUSLY SIGNED AND RETURNED A [FTAR COLOR] PROXY CARD TO THE COMPANY, YOU HAVE EVERY LEGAL RIGHT TO CHANGE YOUR VOTE. ONLY THE LATEST DATED PROXY CARD COUNTS!

QUORUM AND VOTING

        Based on the [preliminary proxy statement] filed by the Company there were 21,126,647 Shares outstanding and entitled to vote as of [March 1, 2008]. Only stockholders of record at the close of business on the Record Date will be entitled to vote at the 2008 Annual Meeting. Each Share has one vote. Stockholders of the Company will not have rights of appraisal or similar dissenter's rights with respect to any matter to be acted upon at the 2008 Annual Meeting. The presence, in person or by proxy, of holders of Shares representing a majority of the outstanding Shares eligible to vote at the 2008 Annual Meeting will constitute a quorum. Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present at the 2008 Annual Meeting. Assuming a quorum is present or otherwise represented at the 2008 Annual Meeting, the two nominees receiving the highest number of votes cast will be elected. Assuming a quorum is present or otherwise represented at the 2008 Annual Meeting, the other Proposals set forth in this proxy statement will be approved if the votes cast in favor of the Proposals exceed the votes cast against the Proposals. Abstentions and broker non-votes will not be taken into account in determining the outcome of the election. Abstentions and broker non-votes will have no effect on these proposals since such actions do not represent votes cast on these proposals. YOUR VOTE IS EXTREMELY IMPORTANT. WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED BLUE PROXY CARD TODAY OR VOTE BY TELEPHONE OR VIA THE INTERNET TO VOTE FOR THE ELECTION OF THE OUTPOINT GROUP'S NOMINEES, FOR PROPOSAL 2, AND TO ABSTAIN FROM PROPOSAL 3; ALL AS SET FORTH IN THIS PROXY STATEMENT.

COST AND METHOD OF SOLICITATION

        The Outpoint Group has retained Innisfree to serve as an advisor and to provide consulting, analytic and solicitation services in connection with the 2008 Annual Meeting. For these services, Innisfree is to receive a fee estimated not to exceed $[INSERT], plus reimbursement for its reasonable out-of-pocket expenses. The Outpoint Group has agreed to indemnify Innisfree against certain liabilities and expenses. Proxies may be solicited by mail, courier services, Internet, advertising, telephone, facsimile or in person. It is anticipated that Innisfree will employ approximately [            ] people to solicit proxies from stockholders for the 2008 Annual Meeting. Innisfree does not believe that any of its directors, officers, employees, affiliates or controlling persons, if any, is a "participant" in this proxy solicitation or that Schedule 14A requires the disclosure of certain information concerning Innisfree.

        In addition, it is anticipated that the Nominees and certain regular employees of the Outpoint Group will participate in the solicitation of proxies in support of our Nominees and with respect to the other proposals set forth in this proxy statement. Such employees will receive no additional consideration if they assist in the solicitation of proxies. Although no precise estimate can be made at the present time, the total costs and expenditures in furtherance of, or in connection with, the solicitation of stockholders (including fees for attorneys, accountants, public relations or financial advisers, solicitors, advertising, printing, transportation, litigation and other costs incidental to the solicitation) is estimated to be $[INSERT]. As of the date hereof, the Outpoint Group have incurred approximately $[INSERT] of solicitation expenses.

        Costs related to this solicitation of proxies, including expenditures for attorneys, accountants, public relations and financial advisors, proxy solicitors, advertising, printing, transportation and related expenses will be borne by the Outpoint Group. To the extent legally permissible, the Outpoint Group will seek reimbursement from the Company for those expenses if any of our Nominees is elected. The Outpoint Group will only accept reimbursement if such reimbursement is approved by the Board. Given the relatively insignificant size of the potential reimbursement, the Outpoint Group does not intend to submit the question of reimbursement to a vote of the stockholders.

CERTAIN INFORMATION ABOUT THE COMPANY

        Footstar Inc. is a Delaware corporation whose principal executive office is located at 933 MacArthur Blvd., Mahwah, NJ 07430. The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith is required to file reports, proxy statements and other information with the Commission. Reports, registration statements, proxy statements and other information filed by the Company with the Commission can be inspected and copied at the public reference facilities maintained by the Commission at 100 F Street, N.E., Washington, DC 20549. Documents filed electronically by the Company are also available at the Commission's Web site (http://www.sec.gov).

OTHER INFORMATION

        Certain information regarding the 2008 Annual Meeting, as well as procedures for submitting proposals for consideration at the 2009 annual meeting of stockholders, is required to be contained in the Company's proxy statement. Please refer to the Company's proxy statement to review this information. The Outpoint Group does not make any representation as to the accuracy or completeness of the information contained in the Company's proxy statement.

Dated: May [    ], 2008

Annex A

Two year transaction history of each Participant

        The following tables set forth all transactions in securities of the Company affected during the past two years by each of the Participants, as applicable. Unless otherwise noted, all such transactions were effected in the open market with the personal or corporate funds or working capital of the respective Participant. The Shares are held in margin accounts in the ordinary course of business, and otherwise, no part of the purchase price or market value of such Shares is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Offshore/Onshore

Date	Name	No. of Common Shares	Transaction Type
6/1/2006	Onshore	2,000	Purchase
6/7/2006	Onshore	500	Purchase
6/8/2006	Onshore	1,000	Purchase
6/9/2006	Onshore	500	Purchase
6/12/2006	Onshore	1,500	Purchase
6/13/2006	Onshore	4,000	Purchase
6/14/2006	Onshore	500	Purchase
8/10/2006	Onshore	5,200	Purchase
8/11/2006	Onshore	3,000	Purchase
8/11/2006	Onshore	(500)	Sale
8/31/2006	Onshore	(500)	Sale
11/2/2006	Onshore	(937)	Sale
11/8/2006	Onshore	(2,500)	Sale
11/9/2006	Onshore	(1,000)	Sale
11/27/2006	Onshore	(1,000)	Sale
11/28/2006	Onshore	(1,000)	Sale
12/4/2006	Onshore	(1,500)	Sale
12/20/2006	Onshore	(1,000)	Sale
12/22/2006	Onshore	(28)	Sale
1/18/2007	Onshore	(3,972)	Sale
3/1/2007	Offshore	10,500	Purchase
3/2/2007	Offshore	6,500	Purchase
3/5/2007	Offshore	28,600	Purchase
3/6/2007	Offshore	29,670	Purchase
3/7/2007	Offshore	500	Purchase
3/8/2007	Offshore	1,500	Purchase
3/13/2007	Offshore	2,000	Purchase
3/14/2007	Offshore	1,100	Purchase
3/15/2007	Offshore	40,000	Purchase
3/16/2007	Offshore	16,484	Purchase
3/16/2007	Offshore	5,866	Purchase
3/19/2007	Offshore	500	Purchase
3/19/2007	Offshore	5,000	Purchase
3/21/2007	Onshore	40,000	Transfer*
3/21/2007	Offshore	40,000	Transfer*
3/21/2007	Offshore	12,000	Purchase

3/26/2007	Offshore	5,000	Purchase
3/27/2007	Offshore	3,000	Purchase
3/29/2007	Offshore	10,000	Purchase
3/29/2007	Offshore	15,900	Purchase
3/29/2007	Offshore	10,000	Purchase
3/30/2007	Offshore	50,000	Purchase
3/30/2007	Offshore	13,200	Purchase
4/4/2007	Offshore	(100)	Sale
4/5/2007	Offshore	12,500	Purchase
4/9/2007	Offshore	500	Purchase
4/11/2007	Offshore	9,000	Purchase
4/12/2007	Offshore	3,300	Purchase
4/13/2007	Offshore	1,000	Purchase
4/16/2007	Offshore	(2,000)	Sale
5/1/2007	Offshore	4,440	Purchase
5/2/2007	Offshore	17,200	Purchase
5/3/2007	Offshore	5,000	Purchase
5/4/2007	Offshore	7,500	Purchase
5/8/2007	Offshore	7,000	Purchase
5/9/2007	Offshore	11,000	Purchase
5/10/2007	Offshore	13,500	Purchase
5/11/2007	Offshore	700	Purchase
6/4/2007	Offshore	7,500	Purchase
6/4/2007	Offshore	12,500	Purchase
6/5/2007	Offshore	8,000	Purchase
6/6/2007	Offshore	3,000	Purchase
6/7/2007	Offshore	7,500	Purchase
6/8/2007	Offshore	2,800	Purchase
6/11/2007	Offshore	57	Purchase
6/13/2007	Offshore	2,500	Purchase
6/15/2007	Offshore	1,000	Purchase
6/18/2007	Offshore	1,000	Purchase
6/25/2007	Offshore	2,500	Purchase
6/26/2007	Offshore	9,139	Purchase
6/27/2007	Offshore	600	Purchase
6/28/2007	Offshore	800	Purchase
6/29/2007	Offshore	1,500	Purchase
7/9/2007	Offshore	30	Purchase
7/11/2007	Offshore	2,000	Purchase
8/9/2007	Offshore	5,700	Purchase
9/28/2007	Offshore	1,000	Purchase
10/4/2007	Offshore	1,000	Purchase
10/26/2007	Offshore	100	Purchase
10/29/2007	Offshore	100	Purchase
10/30/2007	Offshore	1,500	Purchase
11/7/2007	Offshore	500	Purchase
11/9/2007	Offshore	3,500	Purchase
11/12/2007	Offshore	4,500	Purchase

11/13/2007	Offshore	5,500	Purchase
11/14/2007	Offshore	3,500	Purchase
11/15/2007	Offshore	3,500	Purchase
11/16/2007	Offshore	6,000	Purchase
11/19/2007	Offshore	2,500	Purchase
11/20/2007	Offshore	11,000	Purchase
11/21/2007	Offshore	20,100	Purchase
11/23/2007	Offshore	10,500	Purchase
11/26/2007	Offshore	18,600	Purchase
11/27/2007	Offshore	10,524	Purchase
11/28/2007	Offshore	7,900	Purchase
11/29/2007	Offshore	9,200	Purchase
11/30/2007	Offshore	3,700	Purchase
12/26/2007	Offshore	150	Purchase
12/27/2007	Offshore	150	Purchase
12/28/2007	Offshore	150	Purchase
12/31/2007	Offshore	300	Purchase
1/8/2008	Offshore	(200)	Sale
1/10/2008	Offshore	200	Purchase
2/4/2008	Offshore	400	Purchase

*
Represent private transactions pursuant to which the named Participant transferred the number of Shares set forth above solely for fund restructuring purposes.

Zachary Prensky

Date	Name	No. of Common Shares	Transaction Type
3/16/2007	Eileen Prensky**	4,500	Purchase
4/5/2007	Eileen Prensky**	(2,500)	Sale
4/11/2007	Eileen Prensky**	(2,000)	Sale
3/16/2007	Zachary Prensky	9,265	Purchase
3/19/2007	Zachary Prensky	5,735	Purchase
3/26/2007	Zachary Prensky	(6,000)	Sale
3/27/2007	Zachary Prensky	(9,000)	Sale
2/29/2008	Zachary Prensky	6,000	Purchase

**
Trades made in the name of Eileen Prensky, Zachary Prensky's wife, were made on behalf of both Eileen and Zachary Prensky.

SPECIAL INSTRUCTIONS

        Please review this proxy statement and the enclosed materials carefully. YOUR VOTE IS VERY IMPORTANT, no matter how many or how few Shares you own.

  1.
  If your Shares are registered in your own name, please sign, date and mail the enclosed BLUE proxy card today to The Outpoint Group, c/o Innisfree M&A Incorporated, in the postage-paid envelope provided. You may also vote by telephone or Internet by following the easy instructions on the enclosed BLUE proxy card.

  2.
  If your Shares are held in the name of a brokerage firm, bank nominee or other institution, only it can vote your Shares and only after receiving your specific instructions. Accordingly, follow the easy instructions provided by your broker, bank or other nominee to submit your voting instructions by telephone, Internet or by mail. In addition, you may also contact the person responsible for your account and instruct that person to execute and return on your behalf the BLUE proxy card as soon as possible.

  3.
  After signing and returning the enclosed BLUE proxy card, we urge you to simply disregard and not return Footstar's [FTAR COLOR] proxy card. Even a vote in protest on Footstar's [FTAR COLOR] proxy card will revoke your earlier vote on BLUE proxy card.

  4.
  If you have previously signed and returned a [FTAR COLOR] proxy card to Footstar, you have every right to change your vote. Only your latest dated proxy card will count.

        If you have any questions concerning this proxy statement, would like to request additional copies of this proxy statement or need help voting your Shares, please contact our proxy solicitor:

Innisfree M&A Incorporated
501 Madison Avenue
New York, NY 10022
Stockholders Call Toll-Free: (888) 750-5834
Banks and Brokers Call Collect: (212) 750-5833

PLEASE VOTE TODAY!

SEE REVERSE SIDE

FOR THREE EASY WAYS TO VOTE.

TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE, AND SIGN, DATE  AND RETURN IN THE ENVELOPE PROVIDED

BLUE PROXY

PROXY SOLICITED BY THE OUTPOINT GROUP

2008 Annual Meeting of Stockholders of Footstar, Inc.
On [      ], 2008

The undersigned hereby appoints Jordan Grayson, [  ] and [  ], or each of them, as proxy for the undersigned, with full power of substitution, and authorizes them to represent and vote, as designated, all of the shares of common stock of Footstar, Inc. (the “Company” or “Footstar”) that the undersigned would be entitled to vote if personally present at the 2008 Annual Meeting of stockholders of Footstar, including any adjournments, postponements, rescheduling or continuations of such meeting or any meeting held in lieu thereof (the “2008 Annual Meeting”).  IF YOU VALIDLY EXECUTE AND RETURN THIS PROXY CARD WITHOUT INDICATING YOUR VOTE ON ONE OR MORE OF THE FOLLOWING PROPOSALS, YOU WILL BE DEEMED TO HAVE VOTED FOR PROPOSALS 1 AND 2, AND TO HAVE ABSTAINED FROM VOTING ON PROPOSAL 3; (EXCEPT YOU WILL NOT BE DEEMED TO VOTE FOR THE ELECTION OF ANY CANDIDATE WHOSE NAME IS WRITTEN IN THE SPACE PROVIDED UNDER PROPOSAL 1).  THIS PROXY WILL REVOKE ANY PREVIOUSLY EXECUTED PROXY WITH RESPECT TO ALL PROPOSALS.

YOUR VOTE IS VERY IMPORTANT –PLEASE VOTE YOUR BLUE PROXY TODAY

(CONTINUED AND TO BE SIGNED ON REVERSE)

PROXY SOLICITED BY THE OUTPOINT GROUP

2008 Annual Meeting of Stockholders of Footstar, Inc.

YOUR VOTE IS IMPORTANT

Please take a moment now to vote your shares of Footstar, Inc.

Common Stock for the upcoming Annual Meeting of Stockholders.

PLEASE REVIEW THE PROXY STATEMENT AND VOTE TODAY IN ONE OF THREE WAYS:

1. Vote by Telephone – Please call toll-free in the U.S. or Canada at 1-866-814-2808, on a touch-tone telephone.  If outside the U.S. or Canada, call 1-215-521-1348.  You will be required to provide the unique control number indicated below.

OR

2. Vote by Internet – Please access https://www.proxyvotenow.com/ftar.ob, and follow the simple instructions.  Please note you must type an “s” after http.  You will be required to provide the unique control number indicated below.

You may vote by telephone or Internet 24 hours a day, 7 days a week. Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed and returned a proxy card.

OR

3. Vote by Mail – If you do not wish to vote by telephone or over the Internet, please, sign, date and return the proxy card in the envelope provided, or mail to: The Outpoint Group, c/o Innisfree M&A Incorporated, FDR Station, P.O. Box 5155, New York, NY 10150-5155

TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE, AND SIGN, DATE AND RETURN IN THE ENVELOPE PROVIDED

BLUE PROXY

THE OUTPOINT GROUP STRONGLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR EACH OF THE OUTPOINT GROUP’S NOMINEES LISTED IN PROPOSAL 1.

		For All	Withhold All	For All Except
1.	To elect (1) Jordan Grayson, and (2) Zachary Prensky to the Board.	☐	☐	☐

The Outpoint Group intends to use this proxy to vote (i) FOR Messrs. Grayson and Prensky.

NOTE:  If you do not wish for your Shares to be voted “FOR” a particular Outpoint Group Nominee, mark the “FOR ALL EXCEPT” box and write the name(s) of the Nominee(s) you do not support on the line below.  Your Shares will be voted for the remaining Outpoint Group Nominee(s).

THE OUTPOINT GROUP STRONGLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL 2.

		FOR	AGAINST	ABSTAIN
2.	To adopt a resolution to repeal any changes made by the Board of Directors of Footstar to the Bylaws since February 7, 2006 and prior to and including the date of the Annual Meeting.	☐	☐	☐

THE OUTPOINT GROUP STRONGLY RECOMMENDS THAT STOCKHOLDERS ABSTAIN FROM VOTING ON PROPOSAL 3.

3.	To ratify the Company’s Audit Committee selection of Amper, Politziner & Mattia, P.C. as Independent Registered Public Accounting Firm for 2008.	☐	☐	☐

IN THEIR DISCRETION, THE PROXIES NAMED ON THE REVERSE SIDE OF THIS CARD ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

, 2008
Stockholder Sign Here	Date

Stockholder (if held jointly)	Title or Authority

Please sign exactly as name appears hereon. If shares are registered in more than one name, the signature of all such persons should be provided. A corporation should sign in its full corporate name by a duly authorized officer, stating his or her title. Trustees, guardians, executors and administrators should sign in their official capacity, giving their full title as such. If a partnership, please sign in the partnership name by an authorized person. The proxy card votes all shares in all capacities.

QuickLinks

YOUR VOTE IS IMPORTANT—HOW TO VOTE YOUR SHARES
BACKGROUND TO THE SOLICITATION
PROPOSAL 1: ELECTION OF DIRECTORS
STATEMENT OF SUPPORT
PROPOSAL 2: REPEAL ANY AMENDMENTS MADE TO THE BYLAWS BY THE BOARD
STATEMENT OF SUPPORT
WE STRONGLY URGE YOU TO USE THE ENCLOSED BLUE PROXY CARD TO VOTE FOR PROPOSAL 2 TODAY. PROPOSAL 3: RATIFY AUDIT COMMITTEE'S SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
THE OUTPOINT GROUP'S VOTING RECOMMENDATIONS
INFORMATION ABOUT THE OUTPOINT GROUP AND PARTICIPANTS
PRINCIPAL STOCKHOLDERS
VOTING AND PROXY PROCEDURES
REVOCATION OF PROXIES
YOUR VOTE IS IMPORTANT—PLEASE VOTE TODAY
QUORUM AND VOTING
COST AND METHOD OF SOLICITATION
CERTAIN INFORMATION ABOUT THE COMPANY
OTHER INFORMATION
Annex A
Two year transaction history of each Participant
Offshore/Onshore
SPECIAL INSTRUCTIONS